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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 2003

                     INDUSTRIES INTERNATIONAL, INCORPORATED
               (Exact name of Registrant as specified in charter)


NEVADA                                0-32053                 87-05222115
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                    4/F., WONDIAL BUILDING, KEJI SOUTH 6 ROAD
                SHENZHEN HIGH-TECH INDUSTRIAL PARK, SHENNAN ROAD

                                 SHENZHEN, CHINA
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 011-86-755-2693856

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

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FORWARD LOOKING STATEMENTS

         This Amendment No. 2 to Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate:, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         The information below is a summary of the Agreement (as defined herein), and is qualified in its entirety by reference to the Agreement, including all annexes, exhibits and schedules attached thereto, and any related documents that the Registrant has filed as exhibits to this Report and any previous amendments thereto.

         On March 25, 2003, the Registrant filed with the Commission a Current Report on Form 8-K (SEC File No. 000-32053) with respect to an agreement entered into on March 10, 2003, by Industries International, Incorporated ("INDI" or "Registrant") ("Agreement") for the Sale and Purchase of Shares in Li Sun Power International Limited ("Li Sun"), by and among INDI, Dr. Kit Tsui ("Dr. Tsui"), who is the sole shareholder of Li Sun, Li Sun, Wuhan Hanhai High Technology Limited ("Hanhai"), Wuhan City Puhong Trading Limited ("Puhong Trading"), Shenzhen City Xing Zhicheng Industrial Limited ("Xing Zhicheng"), and Shenzhen Kexuntong Industrial Co. Ltd. ("Kexuntong"). Pursuant to the Agreement, INDI agreed to acquire all issued and outstanding shares of Li Sun from Dr. Tsui, who is the majority shareholder of INDI as well as the Chief Executive Officer and director of INDI, in exchange for an amount of cash and restricted INDI common stock to be determined based on the audited net income after tax of Li Sun. Hanhai, Puhong Trading, Xing Zhicheng, and Kexuntong (which is a subsidiary of INDI, which indirectly owns 95% of Kexuntong's capital stock), together, own approximately 72.83% of the capital stock of Wuhan Lixing Power Sources Co., Ltd ("Lixing Power Sources") as trustees for the benefit of Li Sun. By acquiring the capital stock of Li Sun, INDI has become the beneficial owner of this approximately 72.83% of Lixing Power Sources. Of the remaining approximately 27.17% of Lixing Power Sources' equity, approximately 16.89% is owned by Chinese state-owned entities, and employees and former employees of Lixing Power Sources own the approximately 10.28% of Lixing Power Sources' remaining equity.

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         Dr. Tsui disclosed his interest in Li Sun to the Board of Directors of
INDI. After review and consideration of the terms of the transaction, the Board of Directors of INDI unanimously approved the transaction. Dr. Tsui abstained from the Board approval of the transaction.

         Lixing Power Sources is a leading lithium and lithium-ion battery manufacturer in China. Established in 1993, Lixing Power Sources markets its OEM products to companies including ASUS, Legend, MITAC, and also markets its products under the brand names "Lixing(TM)" and Lisun(TM)". Its products are widely used in various types of electronic products including calculators, PDAs, laptop computers, cell phones and hybrid electric vehicles.

         The Agreement provides for a closing date on or before May 10, 2003. On May 15, 2003, the Registrant filed with the Commission Amendment No. 1 to Form 8-K (SEC File No. 000-32053) for the purpose of providing a Supplemental Agreement To Postpone Completion Date of the Sale and Purchase of Shares in Li Sun Power International Limited (the "Supplemental Agreement"). All the parties that were a party to the Agreement agreed to postpone the completion date to May 31, 2003.

         This Amendment No. 2 is filed for the purpose of providing a Completion Date of the Sale and Purchase of Shares in Li Sun. All the parties that were a party to the Agreement agreed that all closing conditions set forth within the Agreement have been met and the Completion Date occurred on May 14, 2003.

         Pursuant to the Agreement, INDI purchased 100% of the capital stock of Li Sun for the consideration of 15,765,432 shares of common stock of INDI, based on a share price of $0.48 per share; and cash of $7,662,000, which shall be in the form of a promissory note payable in cash or common stock of INDI.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.


                  The financial statements of Li Sun shall be filed as an amendment to this Report on or before July 28, 2003. Also see Exhibit 10.1 filed with this Report which includes the Li Sun audited consolidated financial statements for the years ended December 31, 2001 and 2002.

                  (B) PRO FORMA FINANCIAL INFORMATION

                  The pro forma financial information taking into account the purchase of Li Sun will be filed as an amendment to this Report on or before July 28, 2003. Also see Exhibit 10.1 filed with this Report which includes the Li Sun audited consolidated financial statements for the years ended December 31, 2001 and 2002.

                  (C) EXHIBITS

                  EXH. NO. DESCRIPTION

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                  10.1  Agreement of the Completion Date of the Sale and
                        Purchase of Shares in Li Sun Power International Limited by and among Industries International, Incorporated, Dr. Kit Tsui and the other parties thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 19, 2003                    INDUSTRIES INTERNATIONAL, INC.

                                                By: /s/ Weijang Yu
                                                    ___________________

                                                Weijang Yu
                                                President

                         EXHIBITS FILED WITH THIS REPORT

EXH. NO. DESCRIPTION

10.1 Agreement of the Completion Date of the Sale and Purchase of Shares in Li Sun Power International Limited by and among Industries International, Incorporated, Dr. Kit Tsui and the other parties thereto.

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